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                                                                   EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



SEEC, Inc.
Pittsburgh, PA

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-104358) and Form S-8 (No.'s 333-39667, 333-39663, 333-62149 and 333-54366) of SEEC, Inc. of our report dated May 14,
2003, relating to the consolidated financial statements, which appears in this Form 10-K/A, Amendment No. 2.


Boston, MA

September 17, 2003